BURNHAM INVESTORS TRUST

Supplement Dated April 11, 2007
To Statement of Additional Information Dated May 1, 2006, as supplemented May 18, 2006

On April 10, 2007, the Board of Trustees of Burnham Investors Trust (the “Trust”) approved a change to the non-fundamental investment policies of Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund (the “Funds”).

EFFECTIVE APRIL 11, 2007, THE LAST THREE SENTENCES UNDER THE HEADING “RISKS OF NON-DIVERSIFICATION” ON PAGE 19 CONCERNING THE FUNDS’ NON-DIVERSIFICATION POLICIES ARE DELETED AND REPLACED WITH THE FOLLOWING INFORMATION:

Since they may invest a larger proportion of their assets in a single issuer than is permitted by the 1940 Act for a diversified fund, an investment in these Funds may be subject to greater fluctuations in value than an investment in a diversified fund. Notwithstanding their non-diversified status, with respect to 50% of their total assets, each Fund may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to 50% of its total assets, each Fund may not invest in securities of any single issuer limited in respect to an amount not greater in value than 5% of its total assets (other than the U.S. Government, its agencies and instrumentalities). The restrictions in the immediately preceding sentence are non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

EFFECTIVE APRIL 11, 2007, ITEM 5 UNDER THE SECTION “NON-FUNDAMENTAL INVESTMENT RESTRICTIONS” ON PAGE 22 IS DELETED AND REPLACED WITH THE FOLLOWING INFORMATION:

Each of Burnham Financial Industries Fund, Burnham Long/Short Equity Fund and Burnham Small Cap Value Fund, with respect to 50% of its total assets, may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to 50% of its total assets, each Fund may not invest in securities of any single issuer limited in respect to an amount not greater in value than 5% of its total assets (other than the U.S. Government, its agencies and instrumentalities). This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

Call Burnham Investors Trust at 1-800-462-2392 for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE.